                                                                   EXHIBIT 10.40

                               EQUIPMENT SCHEDULE
                                       TO
                       MASTER LOAN AND SECURITY AGREEMENT


MASTER LOAN AND SECURITY AGREEMENT NO. 7237      DATED: June 18, 1998
EQUIPMENT SCHEDULE NO. 06

 LENDER:                                    CUSTOMER:
   OXFORD VENTURE FINANCE, LLC                 PARADIGM GENETICS, INC.
   133 NORTH FAIRFAX STREET                    104 ALEXANDER DRIVE, BLG 2
   ALEXANDRIA, VIRGINIA 22314                  RESEARCH TRIANGLE PARK, NC 27709


LENDER AND CUSTOMER HAVE ENTERED INTO MASTER LOAN AND SECURITY AGREEMENT NO. 7237 DATED JUNE 18, 1998 (THE "AGREEMENT") WHICH IS INCORPORATED HEREIN. THIS IS AN EQUIPMENT SCHEDULE TO THE AGREEMENT. ALL WORDS AND TERMS USED HEREIN AND NOT SPECIFICALLY DEFINED HEREIN SHALL HAVE THE SAME MEANINGS AS SET FORTH IN THE AGREEMENT.

     1.  EQUIPMENT LOCATION (if other than above address of Customer): none

     2.  EQUIPMENT: (See attached Exhibit A)

     3.  ACQUISITION COST OF THE EQUIPMENT: $732,119.41.

     4.  SUPPLIER(S): (See attached Exhibit A)

     5. THE LOAN AND LOAN AGREEMENT REPAYMENT. As requested by Customer pursuant to the Agreement, Lender agrees to lend to Customer the sum of Seven Hundred Thirty-Two Thousand One Hundred Nineteen and 41/100 dollars. Customer agrees to repay the Loan Agreement in successive installments (which installment payments are inclusive of interest) as set forth in the following Schedule:

     SCHEDULE

     Advance Payment Amount:        $7,778.77.

     Number of Installments (Exclusive of Advance Payment): 48

     Payment Period:

          X   Monthly     Quarterly

     Periodic Installment Payment Amount Per Period: $7,778.77 for the next eleven (11) months, followed by $26,809.84 for thirty-six (36) months followed by one payment of $73,211.94.

     Commencement Date: 12/31/98

     Special Provisions (if any):  none

6.   SECURITY DEPOSIT:  None

7. DISBURSEMENT OF PROCEEDS. Customer hereby authorizes Lender to disburse the $732,119.41 proceeds as follows:

        (a)  $732,119.41    to: Paradigm Genetics, Inc.
              ----------
             $732,119.41    TOTAL PROCEEDS
              ==========

Customer may direct the Lender in writing to withhold payments from Supplier(s), either now or in the future. Lender shall be entitled to rely on such written direction of Customer as being conclusive as to the intent of the Customer with regard to withheld payments.

Customer hereby acknowledges and agrees that it shall constitute an additional Event of Default under the Loan Agreement if, for any reason, the Acquisition Cost of the Equipment has not been fully paid to the appropriate Supplier(s) thereof within ten (10) days after demand therefor by Lender. Customer hereby agrees to indemnify, and hold harmless Lender from and against any liability, claim, loss or damage, including Attorneys' Fees and Expenses, that may be incurred by Lender as a result of any amounts to be withheld hereunder, including any claims of the Supplier(s) therefor.

     8. ADJUSTMENTS: Customer acknowledges that payments under the Loan Agreement herein are based upon the Acquisition Cost of the Equipment set forth above, and as a result of authorized changes to the Equipment, the final Acquisition Cost of the Equipment may increase or decrease by up to 10%. In such event, the Loan Payments shall be adjusted accordingly, and Customer authorizes Lender to correct the Loan Agreement (and all related documentation) to reflect such changes and Customer, if requested by Lender, shall confirm such changes to Lender in writing.

     9. SUPPLY CONTRACT: Customer acknowledges either that (a) Customer has reviewed and approved any written purchase agreement or purchase order covering the Equipment ("Supply Contract") purchased from Supplier, or (b) Lender has informed or advised Customer, in writing, either previously or by the Loan Agreement, of the following: (i) the identity of the Supplier, (ii) that Customer may have rights under the Supply Contract and (iii) that Customer may contact the Supplier for a description of any such rights Customer may have under the Supply Contract. If Customer has entered into a written Supply Contract, then Customer hereby assigns to Lender all of Customer's rights and interests in and to the Equipment and the Supply Contract. If requested by Lender, Customer shall obtain any consent required for such assignment. If Customer has not entered into any such Supply Contract, Customer authorizes Lender to (and Lender may at its option) act on behalf of Customer to obtain a Supply Contract from Supplier. Except for the obligation to pay Supplier for the Equipment, if (and only if) the Equipment is accepted by Customer under the Loan Agreement, such assignment shall not include any of Customer's obligations under such Supply Contract and Customer shall at all times remain liable to perform all of its duties and obligations under the Supply Contract to the same extent as if an assignment has not occurred. Customer hereby represents and warrants that: (i) Customer has delivered herewith a true and correct copy of the Supply Contract, neither Supplier nor Customer is in default under the Supply Contract and it shall not be amended without Lender's prior written consent and (ii) the Supply Contract is free from all claims, security interests, liens and encumbrances, except for the interest being conveyed by the Loan Agreement. Customer indemnifies and holds Lender harmless with respect to any and all claims relating to the performance of Customer's obligations under the Supply Contract.

     10.  SEE RATE ADJUSTMENT RIDER ATTACHED AND INCORPORATED BY REFERENCE.

     By execution hereof, the signer certifies that he/she is a duly authorized officer, partner or proprietor of Customer and that he/she has read, accepted and duly executed this Equipment Schedule to the Master Loan and Security Agreement on behalf of Customer.

ACCEPTED AT LESSOR'S OFFICE AT ALEXANDRIA, VIRGINIA.

OXFORD VENTURE FINANCE, LLC            PARADIGM GENETICS, INC.
(LENDER)                               (CUSTOMER)


By:                                    By:
   ------------------------------           ------------------------------
Name: J.A. Philbrick                     Name: John A. Ryals
     ----------------------------           ------------------------------
Title: President                       Title:  CEO, President
     ----------------------------            -----------------------------

Date: 12.28.98                         Date: December 28, 1998
      ---------------------------            -----------------------------

                                   EXHIBIT A

                               LIST OF EQUIPMENT

The following list and description of Equipment supplements and forms a part of Equipment Schedule No. 06 to Master Loan and Security Agreement No. 7237 dated June 18, 1998 between Lender and Customer and may be attached to said Equipment Schedule and any related UCC Financing Statements, or other document relating to the Master Loan and Security Agreement, the Equipment Schedule or any other document describing the Equipment.


               SEE ATTACHED EQUIPMENT SCHEDULE EXHIBIT A ATTACHED


All property listed above, together with any and all attachments, accessions, additions, replacements, improvements, modifications and substitutions thereto and therefor and a right to use license for any software related to any of the foregoing now or hereafter acquired and all proceeds, in the form of goods, accounts, chattel paper, documents, instruments and insurance proceeds.

OXFORD VENTURE FINANCE, LLC         PARADIGM GENETICS, INC.
(LENDER)                            (CUSTOMER)


By:                                 By:
   ------------------------------      ------------------------------
Name: J.A. PHILBRICK                Name: John A. Ryals
    -----------------------------        ----------------------------
Title:  PRESIDENT                   Title:  CEO, President
      ---------------------------          --------------------------

                    RATE ADJUSTMENT RIDER AND ACKNOWLEDGMENT

RATE ADJUSTMENT RIDER AND ACKNOWLEDGMENT (this "Rider") to the Promissory Note dated 12/31/98 (the "Note") issued in connection with the Master Loan and Security Agreement No. 7237 dated June 18, 1998 and the Equipment Schedule No. 06 (collectively, the "Loan Agreement"), between Paradigm Genetics, Inc., as borrower (the "Customer") and OXFORD VENTURE FINANCE, LLC, as Lender ("Oxford"). This Rider is entered into pursuant to and incorporates by this reference all of the terms and provisions of the Loan Agreement and the Note. By its execution and delivery of this Rider, Customer hereby reaffirms all of the representations, warranties and covenants contained in the Loan Agreement and the Note as of the date hereof, and further represents and warrants to Lender that no Default has occurred and is continuing as of the date hereof.

1. Purpose. This Rider amends and restates the terms of the payments set forth in the Note.

2.  Definitions.  The following terms shall have the following meanings herein:

(a) "Adjustment Date" shall mean the date Oxford disburses any portion of the proceeds of the Loan Agreement.

(b) "Final T-Note Average" shall mean the average of the yields on U.S. Treasury Notes maturing in four years, as published by the Dow Jones Telerate Access Service, Page 19901, for the close of business on each business day of the two full calendar weeks immediately preceding the week containing the Adjustment Date.

(c) "Preliminary Payments" shall mean the payments set forth in the Equipment Schedule and the Note, consisting of $7,778.77 due upon execution (the "Advance Payment") followed by eleven (11) consecutive monthly payments of $7,778.77, followed by thirty-six (36) consecutive monthly payments of $21,809.84 followed by one (1) final payment of $73,211.94.

(d) "Preliminary T-Note Average" shall mean 4.25%.

3. Adjustment of Payments. The Preliminary Payments were calculated based on a spread over the Preliminary T-Note Average. Should the Final T-Note Average differ from the Preliminary T-Note Average, then the Preliminary Payments shall be revised. For each increase or decrease of one (1) basis point (i.e., 1/100 of 1%) in the Final T-Note Average above or below the Preliminary T-Note Average, the Preliminary Payments shall be revised as follows (complete below as applicable):

The Advance Payment, due upon execution of the Equipment Schedule, and the next eleven payments shall remain unchanged.

Each of the payments for the months number 13-48 initially scheduled in the amount of $21,809.84 shall increase or decrease by $5.95.

THE CALCULATION OF THE CONTRACT PAYMENTS UNDER THIS RIDER WILL SUPERSEDE ANY PRIOR PROPOSAL OR QUOTATION. CUSTOMER HEREBY ACKNOWLEDGES AND AGREES TO THE CALCULATION OF THE PAYMENT SCHEDULE SET FORTH HEREIN.

4. Oxford's Requirements. The commencement of the Loan Agreement is subject to satisfaction of all documentation and credit requirements of Oxford. If such requirements are not satisfied by the Adjustment Date, then Oxford may, at its sole option, declare that the Adjustment Date shall be the date when such requirements are satisfied.

Dated as of December 23, 1998


OXFORD VENTURE FINANCE, LLC               PARADIGM GENETICS, INC.

By:                                       By:
   ------------------------------            ------------------------------
Name: J.A. Phillbrick                     Name: John A. Ryals
    -----------------------------            ------------------------------
Title: President                          Title: CEO, President
      ---------------------------                --------------------------

                         ACKNOWLEDGMENT OF ASSIGNMENT
                         ----------------------------

Phoenixcor, Inc.
65 Water Street
South Norwalk, CT. 06854

Re:  Assignment of Loan with Paradigm Genetics, Inc.

Ladies and Gentlemen:

Reference is made to the annexed Equipment Schedule No. 06 to Master Loan and Security Agreement No. 7237, dated June 18, 1998 (the "Loan Agreement") between Oxford Venture Finance, LLC as ("Lender") and Paradigm Genetics, Inc. as Customer covering the collateral described in the Loan Agreement (the "Collateral"). We consent to Lender's assignment of the Loan Agreement to you, acknowledge receipt of notice of such assignment and in consideration of your advancement of funds to the Lender with respect to the Loan Agreement, we hereby acknowledge and agree that:

     1. The Loan Agreement is in full force and effect and constitutes our valid and binding obligation, enforceable in accordance with their terms. We have not entered into any agreement with any person modifying the provisions of the Loan Agreement and we cannot make any future modification, termination or settlement of amounts due under the Loan Agreement except with the consent of you or your assigns.

     2. The Loan Agreement describes the entire agreement between Lender and us regarding our use of and rights and obligations with respect to the Collateral except (none). There are no "side letters" or verbal understandings between us and Lender modifying the provisions of the Loan Agreement or otherwise affecting our obligations to make the payment thereunder.

     3. The Collateral was first delivered to our premises located at 104 Alexander Drive, Bldg 2, Research Triangle Park, NC 22709 on or after the Invoice Dates set forth on the Exhibit A to Equipment Schedule No. 06 and has been unconditionally accepted by us and is in satisfactory working order on the date hereof. We agree to make no claim against you with respect to the Collateral. We further agree that you may inspect the Collateral on reasonable prior verbal or written notice to us.

     4. Lender has assigned has assigned to you all of its right, title and interest in the Loan Agreement but none of its obligations and you are the Lender of record under the Loan Agreement. We agree to remit to you the remaining advance payment and eleven (11) monthly rentals followed by thirty-six
(36) and a final payment, each a successive monthly installment in the amounts one advance and 11 each in the amount of $7,778.77, 36 of $21,809.84 and a final of $73,211.94 commencing on the funding date on or about December 23, 1998 and continuing on the same day of every month thereafter. We will have no obligation to you and you will have no obligation to us with respect to any installment under the Note due or paid to Lender prior to such date. We agree to pay the remaining installment to you or your assigns unconditionally without defense, setoff or counterclaim. However, we preserve all our rights against Lender. We agree to make all payment due and to give all notices, and information required under the Loan Agreement to you at your above address or to any revised address of which you or your assigns may advise us.

     5. We have received no notice of a prior sale, transfer, assignment, hypothecation or pledge of the Loan Agreement, the amounts payable there under or the Collateral.

     6. No event of default (or that which would constitute an event of default under the Loan Agreement with the passage of time, giving of notice, or both) on our part, or to our knowledge, on the part of Lender, has occurred in the performance of each such party's obligations under the Loan Agreement.

     7. This Acknowledgment of Assignment shall inure to the benefit of your successors and assigns.

     8. We acknowledge that the Loan Agreement and all related documents are governed by the laws of the State of Connecticut and were entered into with the understanding that they were to be assigned to you and you require that the laws of Connecticut govern your transactions so that the documents will be applied and interpreted uniformly. We agree that such laws bear a reasonable relationship to the Loan Agreement and related documents.


Dated: December 23, 1998


                                       Very truly yours,

                                       PARADIGM GENETICS INC.

                                       By:
                                          -------------------------
                                       Title: CEO, President
                                              ---------------------


                           ACKNOWLEDGEMENT OF LENDER
                           -------------------------

The undersigned Lender under the Loan Agreement defined in the foregoing Acknowledgment of Assignment hereby consents to the foregoing and confirms that it has assigned all remaining installments under the loan Agreement to Phoenixcor, Inc. as specified in the Acknowledgment of Assignment.

Dated:  December 23, 1998

OXFORD VENTURE FINANCE, LLC

By:
   ------------------------

           SCHEDULE A TO ASSIGNMENT FROM OXFORD VENTURE FINANCE, LLC
                              TO PHOENIXCOR, INC.

The Loan Documents covered by the annexed Assignment covering the loan transaction with PARADIGM Genetics, Inc.-- include (without limitation) the following:

1. Master Loan and Security Agreement dated June 18, 1998 (copy should be on file at PC)

2.  Promissory Note

3.  Schedule No. 06

4.  Invoice

5.  UCC- 1 Financing Statement

6.  Acknowledgment of Assignment

7.  Tax Letter

8.  Insurance Letter

PROMISSORY NOTE TO:   MASTER LOAN AND SECURITY AGREEMENT NO. 7237
                      Dated June 18, 1998


                           EQUIPMENT SCHEDULE NO. 06


U.S. $732,119.41                                        Alexandria, Virginia

Dated:  12/31/98

     FOR VALUE RECEIVED, Paradigm Genetics. Inc., a North Carolina corporation (the "Borrower"), hereby promises to pay to the order of OXFORD VENTURE FINANCE, LLC or its successors or assigns (the "Payee") at its offices located at 133 North Fairfax Street. Alexandria, Virginia, 22314, or at such other place as the Payee or any holder hereof may from time to time designate, the principal amount of U.S. Seven Hundred Thirty-Two Thousand One Hundred Nineteen and 41/100 dollars ($732,119.41), with interest (based on a year of 360 days and 30 day months) on the principal amount hereof remaining from time to time unpaid, such principal and interest to be paid in consecutive monthly installments until fully paid, in the manner and at a rate of interest per annum as determined and provided in the Loan Agreement. Anything in this Note to the contrary notwithstanding, in the event that any payment of interest hereunder shall exceed the legal limit, such amount in excess of such limit shall be deemed a payment of principal hereunder.

This Note evidences a loan by the Payee to the undersigned pursuant to the Loan Agreement indicated above between the undersigned and the Payee as from time to time may be amended, restated, replaced, supplemented, substituted for or renewed, and the holder of this Note is entitled to the benefits thereof, including without limitation, the security interest in the Equipment granted therein. Each term defined in the Loan Agreement and not otherwise defined herein shall have the same definition when used herein.

The principal hereof and accrued interest hereon shall become forthwith due and payable as provided in the Loan Agreement. Payments hereunder not made when due shall accrue late charges as provided in the Loan Agreement. This Note may not be prepaid in whole or in part except as otherwise specifically provided in the Loan Agreement.

The Borrower hereby waives diligence, demand, presentment, protest and notice of any kind, and assents to extensions of the time of payment, release, surrender or substitution of security, or forbearance or other indulgence, without notice. No act or omission of the Payee, including without limitation any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of such right, remedy or recourse. Any waiver or release may be effected only by a written document executed by Payee and then only to the extent specified therein. The undersigned hereby promises to pay all Attorneys Fees and Expenses that may be incurred in connection with the enforcement and/or collection of this Note.

The undersigned authorizes the Payee to insert above as the date of the Note, the date on which Payee disburses funds pursuant to the Loan Agreement.

This Note is freely assignable by the Payee, in whole or in part, and from time to time. All of the terms and provisions of this Note inure to and are binding upon the heirs, executors, administrators, successors, representatives, receivers, trustees and assigns of the parties. None of the rights or obligations of the Borrower hereunder may be assigned or otherwise transferred without the prior written consent of the Payee.

THIS NOTE AND THE LEGAL RELATIONS OF THE PARTIES HERETO SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT, WITHOUT REGARD TO PRINCIPLES REGARDING THE CHOICE OF LAW. BORROWER HEREBY CONSENTS AND SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CONNECTICUT AND THE FEDERAL DISTRICT COURT FOR THE DISTRICT OF CONNECTICUT FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ITS OBLIGATIONS HEREUNDER, AND EXPRESSLY WAIVES ANY OBJECTIONS THAT IT MAY HAVE TO THE VENUE OF SUCH COURTS. BORROWER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS NOTE. Any action by Borrower against Payee for any cause of action under this Note shall be brought within one year after any such cause of action first arises. If requested by Payee, Borrower agrees that prior to the commencement of any litigation regarding the terms and conditions of this Note, the parties hereto shall subject themselves to non-binding mediation with a qualified mediator mutually satisfactory to both parties.

     IN WITNESS WHEREOF, the Borrower by its duly authorized officer has executed and delivered this Note as of the date first above written.



                                    PARADIGM GENETICS, INC.
                                    Borrower


                                    By:
                                       ------------------------------
                                    Name: John A.Ryals
                                          ---------------------------
                                    Title: CEO, President
                                           --------------------------

                     TAX ACKNOWLEDGMENT AND INDEMNIFICATION


Oxford Venture Finance, LLC
133 North Fairfax Street
Alexandria, Virginia 22314

     This Tax Acknowledgment and Indemnification ("Acknowledgment") is attached to and made a part of that certain Loan Schedule No. 06 (the "Loan Schedule"), to Master Loan and Security Agreement No. 7237, dated as of June 18, 1998 (the "Loan Agreement"), by and between Oxford Venture Finance, LLC and the undersigned.

     Notwithstanding any provision to the contrary in the Loan Agreement, we hereby confirm our understanding and acknowledgment of the following:

     1. While you normally bill us for taxes, if any, payable on the rentals (sales/use taxes), you will not bill us for or furnish any advice with respect to any taxes on the Equipment ("Taxes"), including personal property, ad valorem or other taxes imposed by any state, federal, local or foreign government in connection with the purchase, possession, ownership or operation of the Equipment.

     2. It is our obligation to and we shall timely submit such reports, declarations, inventories and other documentation, file such returns, and pay the applicable Taxes when due in connection with the Equipment. If local law prohibits us from making direct payment or filing the applicable report or return it is our responsibility to and we shall immediately advise you in writing to such effect and furnish you with the forms, data and information as will enable you to make and file the return or report, along with our payment for the Tax due. Any accrual of interest and penalties resulting from our failure to comply with the foregoing, or otherwise, is and shall be our responsibility.

     3. Upon your request, we shall provide you with copies of satisfactory documentation and proof of payment of such Taxes. We shall indemnify you and hold you harmless from and against any such Taxes, and any penalties and interest thereon, and any other liabilities and damages that you may incur arising out of our failure to pay when due such Taxes. The indemnity and covenants set forth herein shall continue in full force and effect and shall survive the expiration or earlier termination of the Loan Agreement or the Loan Schedule.

     All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Loan Schedule. Except as specifically set forth herein, all of the terms and conditions of the Loan Agreement and the Loan Schedule shall remain in full force and effect and are hereby ratified and affirmed. To the extent that the provisions of this Acknowledgment conflict with any provisions contained in the Loan Agreement or the Loan Schedule, the provisions of this Acknowledgment shall control.

                                    Very truly yours,


                                    PARADIGM GENETICS, INC.


                                    By:
                                       ------------------------------
                                    Title: CEO, President
                                           --------------------------

                                         Date: December 28, 1998
                                               ----------------------